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                            International Equity Fund

                                  ANNUAL REPORT
                                October 31, 1998

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

ASSETS:
   Investments in International Equity Portfolio
     (the "Portfolio"), at value (Note 1) .......................  $ 27,408,309
   Receivable for fund shares sold ..............................        86,840
   Deferred organization expense ................................         9,465
                                                                   ------------
      Total Assets ..............................................    27,504,614
                                                                   ------------
LIABILITIES:
   Payables for:
      Expense Payment Fee (Note 2) ..............................        21,436
      Shareholder servicing/eligible institution fees (Note 2)            5,465
      Administrative fee (Note 2) ...............................         2,732
                                                                   ------------
         Total Liabilities ......................................        29,633
                                                                   ------------
NET ASSETS ......................................................  $ 27,474,981
                                                                   ============
Net Assets Consist of:
      Paid-in capital ...........................................  $ 27,150,358
      Accumulated net investment income .........................        72,932
      Accumulated net realized loss .............................     (428,182)
      Net unrealized appreciation ...............................       679,873
                                                                   ------------
Net Assets ......................................................  $ 27,474,981
                                                                   ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($27,474,981 / 2,723,352 shares) ..........................        $10.09
                                                                         ======

                       See Notes to Financial Statements.

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998

INVESTMENT INCOME:
   Income:
     Dividend income allocated from Portfolio ...................   $   291,028
     Interest income allocated from Portfolio ...................        26,791
     Expenses allocated from Portfolio ..........................      (178,527)
                                                                    -----------
         Total Income ...........................................       139,292
                                                                    -----------
   Expenses:
     Expense Payment Fee (Note 2) ...............................       143,205
     Administrative fee (Note 2) ................................        29,548
     Deferred Organization Expense (Note 1) .....................         2,369
                                                                    -----------
         Total Expenses .........................................       175,122
                                                                    -----------
         Net Investment Loss ....................................       (35,830)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
     Net realized loss on investments and foreign
       exchange transactions ....................................       (49,232)
     Net change in unrealized depreciation of investments and
      foreign currency translations .............................     1,018,711
                                                                    -----------
         Net Realized and Unrealized Gain .......................       969,479
                                                                    -----------
     Net Increase in Net Assets Resulting from Operations .......   $   933,649
                                                                    ===========

                       See Notes to Financial Statements.

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the period from
                                                                                          June 6, 1997
                                                                                        (commencement of
                                                                 For the year ended      operations) to
                                                                  October 31, 1998      October 31, 1997
                                                                  ----------------      ----------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss..........................................   $   (35,830)         $    (1,284)
    Net realized loss on investments and
     foreign exchange transactions...............................       (49,232)            (136,513)
    Net change in unrealized appreciation (depreciation)
     on investments and foreign currency translations............     1,018,711             (338,838)
                                                                    -----------          -----------
        Net increase (decrease) in net assets resulting
         from operations.........................................       933,649             (476,635)
                                                                    -----------          -----------
  Dividends declared:
    In excess of net investment income...........................       (49,347)                --
    From net realized gains......................................       (83,044)                --
                                                                    -----------          -----------

       Total dividends and distributions declared................      (132,391)                --
                                                                    -----------          -----------
  Capital Transactions:
    Net proceeds from sales of capital stock.....................    22,627,003            7,516,598
    Net asset value of capital stock  issued to shareholders in
      reinvestment of dividends and distributions................        62,929                 --
    Net cost of capital stock redeemed...........................    (3,056,172)                --
                                                                    -----------          -----------
      Net increase in net assets resulting from capital stock
        transactions.............................................    19,633,760            7,516,598
                                                                    -----------          -----------
      Total increase in net assets...............................    20,435,018            7,039,963

NET ASSETS:
    Beginning of period..........................................     7,039,963                 --
                                                                    -----------          -----------
    End of period (including undistributed net investment
      income of $72,932 and $0, respectively)....................   $27,474,981          $ 7,039,963
                                                                    ===========          ===========

                       See Notes to Financial Statements.

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period

                                                                                             For the period from
                                                                                                June 6, 1997
                                                                                              (commencement of
                                                                       For the year ended      operations) to
                                                                        October 31, 1998      October 31, 1997
                                                                        ----------------      ----------------
Net asset value, beginning of period.................................         $ 9.42               $10.00

Income from investment operations:
  Net investment loss................................................           0.00(1)              0.00(1)
  Net realized and unrealized gain (loss)............................           0.75                (0.58)

Less dividends and distributions (Note 1):
  In excess of net investment income.................................          (0.03)                  --
  From net realized gains............................................          (0.05)                  --
                                                                              ------                ------
  Net asset value, end of period.....................................         $10.09                $ 9.42
                                                                              ======                ======

Total Return.........................................................           8.06%                (5.80%)(2)

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)..........................        $27,475                $7,040
  Ratio of expenses to average net assets............................           1.50%(4)              1.36%(3),(4)
  Ratio of net investment loss to average net assets.................          (0.15%)               (0.06%)(3)

----------------
(1) Less than $0.01
(2) Not annualized
(3) Annualized
(4) Includes the Fund's share of International Equity Portfolio expenses.

                       See Notes to Financial Statements.

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street International Equity Fund (the "Fund") is a separate series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Fund is a separate diversified portfolio of the Corporation. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on June 6, 1997.

      The Fund invests all of its investable assets in the International Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 41% at October 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Valuation of investments by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Accounting for Investments. The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio are allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

            E. Deferred Organization Expenses. Expenses incurred by the Fund in connection with its organization are being amortized by the Fund on a straight-line basis over a five year period.

      2. Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)

Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1998, the Fund incurred $29,548 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fees. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.50% of the Fund's average daily net assets. For the year ended October 31, 1998, 59 Wall Street Administrators, Inc. incurred approximately $174,124 in expenses, including shareholder servicing/eligible institution fees of $59,095, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on October 31, 2000.

      3. Investment Transactions. Investment transactions of the portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:
                                                              For the years
                                                            ended October 31,
                                                       -------------------------
                                                         1998              1997
                                                       ---------        --------
Capital stock sold ..............................      2,272,830         747,583
Capital stock issued in connection with
  reinvestment of dividends .....................          6,723            --
Capital stock repurchased .......................       (303,784)           --
                                                       ---------         -------
Net increase ....................................      1,975,769         747,583
                                                       =========         =======

      5. Federal Income Tax Status. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $589,146 which may be applied against any net taxable realized gain of each succeeding year until the earlier of its utilization or expiration on October 31, 2006.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street International Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street International Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1998, the related statement of operations for the year ended, and the statement of changes in net assets and the financial highlights for the period from June 6, 1997 (commencement of operations) to October 31, 1997 and the year ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street International Equity Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

Management's Discussion of fund performance

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1998.

International  Equity  Fund

      In a year which will be remembered for financial crises, including the Russian default and the rescue of the Long Term Capital Management hedge fund, international equity markets weathered the storms reasonably well. As measured by the MSCI-EAFE Index, international equity markets rose 9.7% on a dollar adjusted basis in the financial year ending October 31, 1998. As was the case in the preceding year, the divergence of returns between Europe and Asia was substantial. European markets rose to all time highs by mid July, spurred on by declining interest rates and continued economic growth. Markets in Europe sold off sharply in August and September and concerns about hedge funds, but recovered part of the correction in October to post a full fiscal year gain of 23%. Asian equities, on the other hand, continued to react to the sharp economic contractions experienced throughout the region. The Japanese market declined 14.4% over the twelve month period, as low interest rates and fiscal stimulus packages failed to reverse the consumer's propensity to save or offset the drag from the government's failure to adequately address financial sector rescue and reform. For most of the financial year, these concerns also weighed heavily on the Yen/dollar rate. The Yen weakened to a low of (Y)147/$ in mid August, before strengthening sharply as hedge funds repaid their Yen loans and as currency traders reacted positively to Japan's announced $570 billion bank rescue plan. The rest of Asia continued to suffer the effects of last year's currency devaluations and the continued malaise in Japan.

The  portfolio's  strategy  this year  continued to emphasize
European markets, particularly those on the continent. Double digit profit growth, low inflation, falling interest rates and ample liquidity continue to create a positive environment for continental European equities. In the UK, on the other hand, rising interest rates for much of the year as the Bank of England engineered an economic slowdown created an environment in which a defensive strategy was appropriate. The portfolio's exposure to Asia remained underweight all year. Asian investments were mainly directed to Japan where, in spite of a rather gloomy economic environment, individual issues offered particularly attractive opportunities. The Portfolio's investments in Japan are concentrated in large, globally competitive companies which benefit from Yen weakness and in domestic companies whose niche products and strong managements continue to reward shareholders.

                   International Equity Fund Growth of $10,000

[The following information was depicted as a line graph in the printed material]

                                  Total Return
--------------------------------------------------------------------------------
                  One Year                      Inception
               Ended 10/31/98                   to 10/31/98
                                               (Annualized)
--------------------------------------------------------------------------------
                    8.06%                          6.29%
--------------------------------------------------------------------------------
               International
                  Equity
                 Portfolio                       MSCI-EAFE
                 ---------                       ---------
                  12,444                          12,940
                  11,975                          11,719
                  12,357                          12,089
                  14,380                          13,799
                  13,886                          13,660
                  13,775                          13,558
                  13,553                          13,624
                  13,282                          13,517
                  12,604                          13,113
                  12,037                          12,322
                  11,654                          11,783
                  11,528                          11,682
--------------------------------------------------------------------------------
       ____ International Equity Portfolio*  ----   MSCI-EAFE
--------------------------------------------------------------------------------

            *net of fees and expenses

Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998
                           (expressed in U.S. dollars)

  Shares                                                               Value
----------                                                          -----------
            COMMON STOCKS AND WARRANTS (99.3%)

            FINLAND (2.5%)
            MULTI-INDUSTRY
   18,180   Nokia AB .............................................  $ 1,654,532
                                                                    -----------
            TOTAL FINLAND ........................................    1,654,532
                                                                    -----------
            FRANCE (11.8%)
            BANKING
   19,480   Banque National de Paris CI ..........................    1,233,826
                                                                    -----------
            CAPITAL EQUIPMENT
   15,985   Alcatel Alsthom SA ...................................    1,780,938
                                                                    -----------
            ENERGY
   10,400   Elf Aquitaine SA .....................................    1,203,621
   11,500   Total SA .............................................    1,326,788
                                                                    -----------
                                                                      2,530,409
                                                                    -----------
            MEDIA
    5,240   Canal Plus ...........................................    1,271,355
                                                                    -----------
            SERVICES
    4,995   Accor SA .............................................    1,049,185
                                                                    -----------
            TOTAL FRANCE .........................................    7,865,713
                                                                    -----------
            GERMANY (4.8%)
            BANKING
   12,410   Deutsche Pfandbrief-und
              Hypothekenbank AG...................................      996,396
                                                                    -----------
            CAPITAL EQUIPMENT
   19,200   SAP AG ADR ...........................................      810,000
                                                                    -----------
            INSURANCE
    4,092   Allianz AG Registered ................................    1,404,348
                                                                    -----------
            TOTAL GERMANY ........................................    3,210,744
                                                                    -----------
            INDIA (0.0%)
            FINANCE
      550   Industrial Credit & Investment Corp. .................          524
                                                                    -----------
            MATERIALS
    2,100   Reliance Industries, Ltd. GDR ........................        5,436
                                                                    -----------
            TOTAL INDIA ..........................................        5,960
                                                                    -----------
            IRELAND (3.1%)
            BANKING
   50,000   Allied Irish Banks, Plc ..............................      722,139
                                                                    -----------
            CONSUMER NON-DURABLES
  607,000   Waterford Wedgewood, Plc .............................      547,211
                                                                    -----------
            PHARMACEUTICALS
   11,100   Elan Corp., Plc. ADR* ................................      777,694
                                                                    -----------
            TOTAL IRELAND ........................................    2,047,044
                                                                    -----------
            ITALY (11.2%)
            ENERGY
  235,600   Ente Nazionale Idrocarbun
              SpA (ENI) ..........................................    1,403,785
                                                                    -----------
            INSURANCE
   62,000   Assicurazioni Generali ...............................    2,209,318
                                                                    -----------
            TELECOMMUNICATIONS
  239,100   Telecom Italia SpA ...................................    1,727,534
  368,100   Telecom Italia Mobile SpA ............................    2,137,138
                                                                     ----------
                                                                      3,864,672
                                                                    -----------
            TOTAL ITALY ..........................................    7,477,775
                                                                    -----------
            JAPAN (17.0%)
            CHEMICALS
   28,000   Shin-Etsu Chemical Co. ...............................      557,214
      100   Shin-Etsu Chemical Co.
              (Warrants)* ........................................      122,500
                                                                    -----------
                                                                        679,714
                                                                    -----------
            COMPUTER SOFTWARE
   11,300   Meitec Corp. .........................................      218,091
                                                                    -----------
            CONSUMER DURABLES
   46,000   Makita Corp. .........................................      486,121
                                                                    -----------
            CONSUMER ELECTRONICS
   23,000   Canon, Inc. ..........................................      435,023
    5,000   Sony Corp. ...........................................      317,379
                                                                     ----------
                                                                        752,402
                                                                    -----------
            CONSUMER GOODS
   16,000   Honda Motor Co., Ltd. ................................      480,357
   59,000   Kirin Brewery Co., Ltd. ..............................      642,735
   59,000   Suzuki Motor Corp. ...................................      678,667
                                                                     ----------
                                                                      1,801,759
                                                                    -----------
            CONSUMER NON-DURABLES
   15,000   Fuji Photo Film Co., Ltd. ............................      549,408
    6,000   Nintendo Co., Ltd. ...................................      507,463
                                                                     ----------
                                                                      1,056,871
                                                                    -----------

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                          October 31, 1998 (continued)
                           (expressed in U.S. dollars)

   Shares                                                              Value
 ----------                                                         -----------

            JAPAN (continued)
            ELECTRIC COMPONENTS
   53,000   Minebea Co., Ltd. ....................................  $   497,813
    5,000   Rohm Co., Ltd. .......................................      441,757
    8,000   TDK Corp. ............................................      527,020
                                                                     ----------
                                                                      1,466,590
                                                                    -----------
            ELECTRONIC TECHNOLOGY
   11,000   Tokyo Electron, Ltd. .................................      357,608
                                                                    -----------
            FINANCE
       90   Merrill Lynch & Co., Inc.
              International (Warrants)* ..........................       74,250
    4,900   Orix Corp. ...........................................      350,961
                                                                    -----------
                                                                        425,211
                                                                    -----------
            MATERIALS
   23,000   Bridgestone Corp. ....................................      506,047
   22,000   Kurita Water Industries, Ltd. ........................      292,503
                                                                    -----------
                                                                        798,550
                                                                    -----------
            MULTI-INDUSTRY
  178,274   Prospect Japan Fund* .................................      588,304
                                                                    -----------
            PHARMACEUTICALS
   23,000   Santen Pharmaceutical
              Co., Ltd. ..........................................      394,382
   10,000   Yamanouchi Pharmaceutical
              Co., Ltd. ..........................................      286,499
       38   Yamanouchi Pharmaceutical
              Co., Ltd. (Warrants)* ..............................       56,050
                                                                    -----------
                                                                        736,931
                                                                    -----------
            REAL ESTATE
    2,000   Oriental Land Co., Ltd. ..............................       79,941
                                                                    -----------
            RETAIL
   11,000   Ito-Yokato Co., Ltd. .................................      641,619
                                                                    -----------
            SERVICES
    8,600   Benesse Corp. ........................................      394,665
    3,000   Credit Saison Co., Ltd. ..............................       70,638
      110   Credit Saison Co., Ltd.
              (Warrants)* ........................................      154,000
   82,000   Daikin Industries, Ltd. ..............................      647,813
                                                                    -----------
                                                                      1,267,116
                                                                    -----------
            TOTAL JAPAN ..........................................   11,356,828
                                                                    -----------
            NETHERLANDS (7.0%)
            CONSUMER GOODS
   37,837   Heineken NV ..........................................    2,014,922
                                                                    -----------
            FINANCE
   28,000   Fortis Amev NV .......................................    1,817,763
                                                                    -----------

            SERVICES
   24,300   Ahold (Kon)NV ........................................      807,637
                                                                    -----------
            TOTAL NETHERLANDS ....................................    4,640,322
                                                                    -----------
            SPAIN (8.1%)
            ENERGY
   25,300   Repsol SA ............................................    1,269,849
                                                                    -----------
            FINANCE
  110,650   Banco Bilbao Vizcaya SA ..............................    1,492,510
   45,961   Banco Santander SA ...................................      841,824
                                                                    -----------
                                                                      2,334,334
                                                                     -----------
            UTILITIES
   39,859   Telefonica de Espana SA ..............................    1,799,682
                                                                    -----------
            TOTAL SPAIN ..........................................    5,403,865
                                                                    -----------
            SWEDEN (5.8%)
            CAPITAL EQUIPMENT
   66,720   Atlas Copco ..........................................    1,555,603
   62,600   Ericsson (LM) Telephone
              Co. Class `B' ......................................    1,411,427
                                                                    -----------
                                                                      2,967,030
                                                                    -----------
            CONSUMER DURABLES
   60,600   Electrolux AB ........................................      912,183
                                                                    -----------
            TOTAL SWEDEN .........................................    3,879,213
                                                                    -----------
            SWITZERLAND (8.3%)
            BANKING
    6,150   Union Bank of Switzerland AG .........................    1,685,771
                                                                    -----------
            CONSUMER NON-DURABLES
      558   Nestle AG Registered .................................    1,185,745
                                                                    -----------
            PHARMACEUTICALS
    1,492   Novartis AG Bearer ...................................    2,683,905
                                                                    -----------
            TOTAL SWITZERLAND ....................................    5,555,421
                                                                    -----------

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                          October 31, 1998 (continued)
                           (expressed in U.S. dollars)

   Shares                                                              Value
  --------                                                          -----------
            UNITED KINGDOM (19.7%)
            BANKING
   35,800   Barclays, Plc ........................................  $   771,150
                                                                    -----------
            CONSUMER GOODS
   84,000   Smithkline Beecham, Plc ..............................    1,050,213
                                                                    -----------

            ENERGY
   99,500   Britsh Petroleum Co., Plc ............................    1,460,495
   79,000   PowerGen, Plc ........................................    1,117,278
                                                                    -----------
                                                                      2,577,773
                                                                    -----------
            FOOD & BEVERAGES
   92,500   Diageo, Plc ..........................................      998,571
                                                                    -----------

            PHARMACEUTICALS
   34,000   Glaxo Wellcome, Plc ..................................    1,056,171
                                                                    -----------

            REAL ESTATE
  119,000   British Land Co., Plc. (The) .........................      956,017
   75,000   Land Securities, Plc .................................    1,057,568
                                                                    -----------
                                                                      2,013,585
                                                                    -----------

            SERVICES
   96,000   BAA, Plc .............................................    1,080,540
   81,000   Granada Group, Plc ...................................    1,220,804
   50,000   Railtrack Group, Plc .................................    1,343,143
                                                                    -----------
                                                                      3,644,487
                                                                    -----------
            TELECOMMUNICATIONS
   76,500   British Telecom, Plc .................................      988,453
                                                                    -----------
            TOTAL UNITED KINGDOM .................................   13,100,403
                                                                    -----------
            TOTAL COMMON STOCKS
              AND WARRANTS
              (identified cost $60,079,355) ......................   66,197,820
                                                                    -----------
            TIME DEPOSIT (5.2%)
3,434,000   State Street Bank
              (Cayman) 4.75%, 11/2/98
              identified cost $3,434,000) ........................    3,434,000
                                                                    -----------

TOTAL INVESTMENTS (identified cost $63,513,355) (a) ...... 104.5%   $69,631,820
CASH AND OTHER ASSETS LESS LIABILITIES ...................  (4.5)    (2,999,239)
                                                           -----    -----------
NET ASSETS ............................................... 100.0%   $66,632,581
                                                           =====    ===========
-------------
*   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $64,028,898, the aggregate gross unrealized appreciation is $8,023,429, and the aggregate gross unrealized depreciation is $2,420,507, resulting in net unrealized appreciation of $5,602,922.


                       See Notes to Financial Statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998
                           (expressed in U.S. dollars)

ASSETS:
   Investments in securities, at value (identified
     cost $63,513,355) (Note 1) ...............................      $69,631,820
   Cash (including $5,386 in foreign currency) ................            6,032
   Receivables for:
      For investments sold ....................................           92,300
      For capital stock sold ..................................           86,840
   Dividends and other receivables ............................          147,857
   Deferred organizational expense ............................            1,259
                                                                     -----------
           Total Assets .......................................       69,966,108
                                                                     -----------
LIABILITIES:
   Payables for:
      Investments purchased ...................................        1,690,918
      Forward foreign exchange contracts sold (Note 4) ........        1,588,928
      Investment advisory fee (Note 2) ........................           34,593
      Administrative fee (Note 2) .............................            1,872
      Expense reimbursement fee (Note 2) ......................            3,992
      Foreign withholding taxes ...............................           13,224
                                                                     -----------
           Total Liabilities ..................................        3,333,527
                                                                     -----------
NET ASSETS ....................................................      $66,632,581
                                                                     ===========
Net Assets Consist of:
     Paid-in capital ..........................................      $62,098,849
     Net unrealized appreciation ..............................        4,533,732
                                                                     -----------
Net Assets ....................................................      $66,632,581
                                                                     ===========

                       See Notes to Financial Statements

                         INTERNATIONAL EQUITY PORTFOLIO
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998
                           (expressed in U.S. dollars)

INVESTMENT INCOME:
      Income:
         Dividends (net of foreign withholding tax of $247,609) ..    $  850,915
         Interest ................................................        65,651
                                                                      ----------
             Total Income ........................................       916,566
                                                                      ----------
      Expenses:
         Investment advisory fee (Note 2) ........................       448,851
         Expense reimbursement fee (Note 2) ......................        58,943
         Administrative fee (Note 2) .............................        23,282
         Amortization of organization expenses (Note 1) ..........           887
                                                                      ----------
             Total Expenses ......................................       531,963
                                                                      ----------
             Net Investment Income ...............................       384,603
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
      Net realized gain on investments and foreign exchange
         transactions ............................................       933,148
      Net change in unrealized appreciation on investments
         and foreign currency transactions .......................     4,125,305
                                                                      ----------
         Net Realized and Unrealized Gain ........................     5,058,453
                                                                      ----------
      Net Increase in Net Assets Resulting from Operations .......    $5,443,056
                                                                      ==========

                       See Notes to Financial Statements

                         INTERNATIONAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                           (expressed in U.S. dollars)

                                                              For the years ended October 31,
                                                              ------------------------------
                                                                   1998            1997
                                                               ------------    ------------
INCREASE IN NET ASSETS:
  Operations:
      Net investment income ................................   $    384,603    $    287,078
      Net realized gain on investments and foreign
         exchange transactions .............................        933,148       1,141,921
      Net change in unrealized appreciation (depreciation)
         on investments and foreign currency translations ..      4,125,305        (619,599)
                                                               ------------    ------------

        Net increase in net assets resulting from operations      5,443,056         809,400
                                                               ------------    ------------
  Capital transactions:
      Proceeds from contributions ..........................     35,422,813      10,305,094
      Value of withdrawals .................................    (20,271,095)     (4,561,135)
                                                               ------------    ------------
        Net increase in net assets resulting from
           capital transactions ............................     15,151,718       5,743,959
                                                               ------------    ------------
          Total increase in net assets .....................     20,594,774       6,553,959

NET ASSETS:
  Beginning of year ........................................     46,037,807      39,484,448
                                                               ------------    ------------
  End of year ..............................................   $ 66,632,581    $ 46,037,807
                                                               ============    ============

                        See Notes to Financial Statements

                         INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout each period
                           (expressed in U.S. dollars)

                                                                                             For the period
                                                                                              April 1, 1995
                                                        For the years ended October 31,     (commencement of
                                                     ----------------------------------      operations) to
                                                      1998          1997          1996      October 31, 1995
                                                    ---------     ---------     ---------    --------------
Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)......       $66,633      $46,038       $39,484         $28,191
  Expenses as a percentage of average
     net assets................................          0.76%        0.90%        0.90%            0.90%*
  Ratio of net investment income to average
     net assets................................          0.56%        0.63%        0.68%            1.25%*
   Portfolio turnover rate.....................            89%          85%          56%              23%

---------------
  * Annualized

                        See Notes to Financial Statements

                         INTERNATIONAL EQUITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           (expressed in U.S. dollars)

      1. Organization and Significant Accounting Policies. International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on August 15, 1994. The Portfolio commenced operations on April 1, 1995. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

            B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars of the amount of foreign currency involved in the underlying security transaction. The Portfolio isolates that portion of realized gain or loss on investments resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of such investments. Reported net realized and unrealized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at fiscal year end, arising from changes in the exchange rate.

                         INTERNATIONAL EQUITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           (expressed in U.S. dollars)

            C. Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency, or to increase or shift its exposure to a currency other than U.S. dollars. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the Portfolio are determined using forward currency exchange rates supplied by a quotation service.

            D. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

            E. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

            F.  Deferred  Organization   Expenses.   Expenses  incurred  by  the
      Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 1998, the Portfolio incurred $448,851 for advisory services.

      Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Limited (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The Administrator has a subadministration agreement with Signature Financial Group (Cayman) Ltd. for which Signature Financial Group (Cayman) Ltd. receives such compensation as is from time to time agreed upon. For the year ended October 31, 1998, the Portfolio incurred $23,282 for administrative services.

      Expense Reimbursement Fee. Brown Brothers Harriman Trust Company (Cayman) Limited pays certain expenses of the Portfolio and receives a fee from the Portfolio, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.76% of the Portfolio's average daily net assets. For the year ended October 31, 1998, Brown Brothers Harriman Trust Company (Cayman) Limited incurred $100,625 in expenses on behalf of the Portfolio. The expense reimbursement agreement will terminate when the aggregate amount of fees received by Brown Brothers Harriman Trust Co. (Cayman) Limited thereunder equals the aggregate amount of expenses paid by Brown Brother Harriman Trust Company (Cayman) Limited thereunder.

                         INTERNATIONAL EQUITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (continued)
                           (expressed in U.S. dollars)

      3. Investment Transactions. For the year ended October 31, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $55,419,909 and $71,977,145, respectively. There were no purchases or sales of U.S. government obligations during the period.

      4. Financial Instruments with Off-Balance Sheet Risk. At October 31, 1998 the International Equity Portfolio had outstanding forward foreign currency exchange contracts as a hedge to protect against possible changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts.

      Forward foreign currency exchange contracts open at October 31, 1998:

                Contracts        In Exchage          Deliver        Unrealized
               to deliver            For              Date         Depreciation
              -------------      ----------          -------       -------------
     JPY*     1,566,000,000      $11,939,616        12/17/98        $1,588,928

* Japanese Yen.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
International Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997 and the financial highlights for each of the years in the four-year period ended October 31, 1998 (all expressed in U.S. dollars). These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Equity Portfolio at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE

Grand Cayman, Cayman Islands
December 11, 1998

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.